Exhibit 99.6


                                  Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act
                of 2002 with Respect to the FNB Bancorp Quarterly
                               Report on Form 10-Q
                       for the Quarter ended June 30, 2002


         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of FNB Bancorp, a California corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  August 5, 2002                 /s/ THOMAS C. MCGRAW
                                       -----------------------------------------
                                       Thomas C. McGraw
                                       Chief Executive Officer


Dated:  August 5, 2002                 /s/ JAMES B. RAMSEY
                                       -----------------------------------------
                                       James B. Ramsey
                                       Senior Vice President
                                       and Chief Financial Officer